Exhibit 10.13
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GLU MOBILE INC.
AMENDED AND RESTATED
VOTING AGREEMENT
          THIS AMENDED AND RESTATED VOTING AGREEMENT (this “Agreement”) is dated for reference as of March 29, 2006 by and among Glu Mobile Inc., a California corporation formerly known as Sorrent, Inc. (the “Company”), the persons listed on Exhibit A attached hereto representing as of the date hereof holders of a majority of the Company’s currently outstanding Common Stock (the "Existing Shareholders”), the holders of shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series D-1 of the Company identified on Exhibit B attached hereto representing all of the holders of such Series of the Company’s Preferred Stock (the “Investors”), and the iFone Shareholders (as defined in the Exchange Agreement (as defined below)) listed on Exhibit C attached hereto under the heading “Former iFone Shareholders” (the “New Shareholders”) representing the holders of a majority in interest of the shares of Special Junior Preferred Stock issued pursuant to the Exchange Agreement (as defined below). The Existing Shareholders and the New Shareholders are collectively referred to herein as the “Shareholders.” The effectiveness of this Agreement is contingent upon and this Agreement shall be effective immediately following the Closing (as defined in the Exchange Agreement (as defined below)).
RECITALS
          WHEREAS, the Company, the Existing Shareholders and the Investors are parties to that certain Amended and Restated Voting Agreement dated as of July 26, 2005 (the “Original Agreement”).
          WHEREAS, pursuant to that certain Exchange Agreement dated as of March 29, 2006 by and among the Company, the shareholders of iFone Holdings Limited (“iFone”), a company organized and registered under the laws of England and Wales with number 3499988 and whose registered office is at 21 Castle Street, Castlefield, Manchester, M3 4SW (collectively, the “iFone Shareholders”) and David Bates, acting as the representative of the iFone Shareholders (the “Exchange Agreement”), the Company will (subject to the terms and conditions of the Exchange Agreement) issue shares of its Special Junior Preferred Stock to the New Shareholders in exchange for iFone Stock (as defined in the Exchange Agreement).
          WHEREAS, the Company’s Amended and Restated Articles of Incorporation as filed with the office of the Secretary of State of the State of California and in effect on the date hereof (the "Restated Articles”) provides that (a) holders of shares of the Series A Preferred Stock, voting together as a separate series, shall elect two (2) members of the Board (the “Series A Directors”), (b) holders of shares of the Series B Preferred Stock, voting together as a separate series, shall elect one (1) member of the Board (the “Series B Director”), (c) holders of shares of the Series C Preferred Stock, voting together as a separate series, shall elect one (1) member of the Board (the "Series C Director”), (d) holders of shares of the Series D Preferred

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Stock and Series D-1 Preferred Stock, voting together as a separate series, shall elect two (2) members of the Board (the “Series D/D-1 Directors”), (e) holders of shares of the Special Junior Preferred Stock, voting together as a separate series, shall elect one (1) member of the Board (the “Special Junior Preferred Director”), and (f) holders of shares of Common Stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series D-1 Preferred Stock and Special Junior Preferred Stock (on an as converted to Common Stock basis), voting together as a single class, shall be entitled to elect the remaining members of the Board.
          WHEREAS, a condition to the New Shareholders’ and the Company’s obligations under the Exchange Agreement is the execution and delivery of this Agreement by the Company, Existing Shareholders holding at least a majority of the shares of capital stock held by all Existing Shareholders, holders of at least a majority of the shares of the Series A Preferred Stock, holders of at least 66 2/3% of the shares of the Series B Preferred Stock, holders of at least a majority of the outstanding shares of the Series C Preferred Stock, holders of at least 72% of the shares of the Series D Preferred Stock and Series D-1 Preferred Stock, voting together as a single class, and the New Shareholders for the purpose of setting forth the terms and conditions pursuant to which the Investors and the Shareholders shall vote their shares of the Company’s voting stock in favor of certain designees to the Company’s Board of Directors.
          WHEREAS, the Company, the Investors and the Shareholders each desire to facilitate the voting arrangements set forth in this Agreement, and the exchange of shares pursuant to the Exchange Agreement, by agreeing to the terms and conditions set forth below.
AGREEMENT
          NOW, THEREFORE, in consideration of the mutual promises and covenants herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Original Agreement shall be amended and restated in its entirety as follows and shall be of no further force or effect:
          1. Election of Directors.
               1.1 Board Representation. At each annual meeting of the shareholders of the Company, or at any meeting of the shareholders of the Company at which members of the Board of Directors of the Company are to be elected, or whenever members of the Board of Directors are to be elected by written consent, the Company hereby agrees to take such actions as are necessary, and each of the Shareholders and the Investors agree to vote or act with respect to any shares of the capital stock of the Company, whether now owned or hereafter acquired, over which he, she or it exercises voting control, so as to fix the number of members of the Board of Directors of the Company at ten (10) and to elect thereto:
                    (a) in any election of directors of the Company to elect the Series A Directors, (i) one (1) director nominated by New Enterprise Associates 10, L.P. (“NEA”), which such designee shall initially be Stewart Alsop, and (ii) one (1) director nominated by Sienna Limited Partnership III, L.P., which such designee shall initially be Daniel Skaff;

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                    (b) in any election of directors of the Company to elect the Series B Director, one (1) director nominated by holders of a majority of the voting stock held by JAFCO America Technology Fund III, LP, JAFCO America Technology Cayman Fund III, LP, JAFCO USIT FUND III, LP, JAFCO America Technology Affiliates Fund III, LP, Globespan Capital Partners IV, L.P., Globespan Capital Partners (Cayman), IV, L.P., GCP IV Affiliates Fund, L.P. or JAFCO Globespan USIT IV, L.P. (collectively, “GlobeSpan”), which such designee shall initially be Barry Schiffman;
                    (c) in any election of directors of the Company to elect the Series C Director, one (1) director nominated by BAVP, L.P. (the “BAVP Designee”), which such designee shall initially be Sharon Wienbar;
                    (d) in any election of directors of the Company to elect the Series D/D-1 Directors, (i) one (1) director nominated by Granite Global Ventures II L.P. (the “Granite Designee”), which such designee shall initially be Hany Nada and (ii) one (1) director, nominated by TWI Glu Mobile Holdings Inc. (“Time Warner”) (the “TW Designee”), which such designee shall initially be Andrew Heller;
                    (e) in any election of directors of the Company to elect the Special Junior Preferred Director, one (1) director nominated by a majority of the then outstanding Special Junior Preferred Stock then held by the New Shareholders, which designee shall initially be David Ward, provided that any successor designee shall be reasonably acceptable to a majority of the persons who are then members of the Company’s Board of Directors; and
                    (f) in any election of directors of the Company by the holders of shares of Common Stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series D-1 Preferred Stock and Special Junior Preferred Stock, voting together as a single class, one (1) director who is the person then serving as the Chief Executive Officer of the Company.
               1.2 Appointment of Directors. In the event of the resignation, death, removal or disqualification of a director selected by any party or parties as provided herein, such party or parties, as the case may be, shall promptly nominate a new director, and, after written notice of the nomination has been given by such party or parties, as the case may be, to the other parties, the Company shall take such actions as are necessary and each Investor and Shareholder shall vote any shares of capital stock of the Company, whether now owned or hereafter acquired, over which he, she or it exercises voting control, to elect such nominee to the Board of Directors as set forth herein.
               1.3 Removal. Any director selected by any party or parties as provided herein may be removed from the Board of Directors of the Company at any time and from time to time, with or without cause (subject to the Bylaws of the Company as in effect from time to time and any requirements of law), in the sole discretion of such party or parties, as the case may be, and after written notice by such party or parties, as the case may be, to each of the parties hereto of the new nominee to replace such director, the Company shall take such actions as are necessary and each Investor and Shareholder shall promptly vote any shares of capital

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stock of the Company, whether now owned or hereafter acquired, over which he, she or it exercises voting control, to elect such nominee to the Board of Directors.
               1.4 Additional Rights.
                    (a) Board Observer. (i) A representative designated by NEA, who shall initially be C. Richard Kramlich (the “NEA Observer”), (ii) a representative designated by GlobeSpan who shall initially be Barry J. Schiffman (the “GlobeSpan Observer”), (iii) a representative designated by BAVP, L.P. (“BAVP”), who shall initially be Rory O’Driscoll (the “BAVP Observer”) and (iv) a representative designated by Time Warner, who shall initially be Rachel Lam (the “TW Observer” and together with the NEA Observer, the GlobeSpan Observer and the BAVP Observer, the “Observers”) shall have the right, subject to the terms and conditions herein, to attend all meetings of the Company’s Board of Directors (whether in person, via telephone or otherwise) in a non-voting, observer capacity and to receive copies of all materials provided to the members of the Board. If NEA, GlobeSpan, BAVP or Time Warner decide to send an individual(s) other than those identified above to the Board’s meetings as its representative, the Board shall have the right to approve the new representative, such approval not to be unreasonably withheld.
                    (b) Committee Membership. (i) The BAVP Designee and (ii) the TW Designee shall each have the right (but not the obligation) to be a member of any committee of the Company’s Board of Directors; provided that such committee was not established for the purpose of considering or acting with respect to a matter in which, with respect to the BAVP Designee, the BAVP Designee or BAVP, or, with respect to the TW Designee, the TW Designee or Time Warner, as applicable, is interested.
                    (c) Confidentiality. NEA agrees to cause the NEA Observer, GlobeSpan agrees to cause the GlobeSpan Observer, BAVP agrees to cause the BAVP Observer and Time Warner agrees to cause the TW Observer to hold in confidence and trust and to act in a fiduciary manner with respect to all information and material provided to and learned by the Observers in connection with NEA’s, GlobeSpan’s, BAVP’s and Time Warner’s rights, respectively, under Section 1.4(a) or in connection with the Observers’ attendance at any meetings of the Board. The parties hereto understand and acknowledge that nothing herein is intended to limit the ability of Time Warner or the TW Observer to use or disclose any information or materials that (i) otherwise are furnished or become available to them in any other capacity or through any other means (including, without limitation, pursuant to the Agreement entered into and made as of the date hereof between the Company and Time Warner (the “Time Warner Agreement”)); (ii) prior to or after the time of disclosure become part of the public domain, not as a result of any inaction or action of Time Warner or the TW Observer; or (iii) is approved for release by the Company in writing.
                    (d) Restrictions of Observer Rights. Notwithstanding the provision of Section 1.4(a) hereof, a majority of the members of the Board shall be entitled to recuse the Observers from certain confidential “closed sessions” of the Board or any portions of any Board meeting, and to redact portions of any Board materials delivered to the Observers where and to the extent that such majority determines in good faith that (i) such recusal is reasonably necessary, in the opinion of counsel to the Company, to preserve attorney-client

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privilege with respect to a material matter, (ii) the presence of the Observers would materially inhibit deliberations by the Board or, (iii) there exists, with respect to any deliberation or Board materials, an actual or potential conflict of interest between NEA, GlobeSpan, BAVP, Time Warner, or any of its affiliates and the Company.
                    (e) Termination of Board Observer Rights. The rights described in Section 1.4(a) and Section 1.4(b) herein shall terminate and be of no further force or effect upon the earlier of: (i) the closing of an initial public offering of the Company’s Common Stock pursuant to a registration under the Securities Act of 1933, as amended; (ii) the sale of all or substantially all of the Company’s assets; (iii) upon the closing of any merger or other acquisition involving the Company in which the Company is not the surviving corporation or in which the shareholders of the Company immediately prior to such merger or acquisition own less than fifty percent (50%) of the voting equity securities of the surviving corporation or entity immediately after such merger or acquisition; (iv) with respect solely to each of Section 1.4(a)(i), Section 1.4(a)(ii), Section 1.4(a)(iii) and Section 1.4(a)(iv), the holders of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock voting together with Series D-1 Preferred Stock, respectively, are no longer entitled to elect directors; or (v) with respect solely to each of Section 1.4(b)(i) and Section 1.4(b)(ii), the holders of Series C Preferred Stock and Series D Preferred Stock voting together with Series D-1 Preferred Stock, respectively, are no longer entitled to elect directors.
          2. Additional Covenants.
               2.1 No Revocation. The voting agreements contained herein are coupled with an interest and may not be revoked during the term of this Agreement.
               2.2 Change in Number of Directors. The Shareholders and the Investors will not vote for any amendment or change to the Restated Articles or Bylaws of the Company providing for the election of more or less than ten (10) directors, or any other amendment or change to the Restated Articles or Bylaws of the Company inconsistent with the terms of this Agreement.
               2.3 Legends. Each certificate representing shares of the Company’s capital stock held by the Shareholders or the Investors or any assignee of the Shareholders or the Investors shall bear the following legend:
“THE SHARES EVIDENCED HEREBY ARE SUBJECT TO A VOTING AGREEMENT BY AND AMONG THE COMPANY AND CERTAIN SHAREHOLDERS OF THE COMPANY (A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY WITHOUT CHARGE UPON WRITTEN REQUEST), AND BY ACCEPTING ANY INTEREST IN SUCH SHARES THE PERSON ACCEPTING SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SAID VOTING AGREEMENT.”

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               2.4 Holder(s) of Series D-1 Preferred Stock and Holders of Series D Preferred Stock Will Vote Together. To the extent either the holder(s) of Series D-1 Preferred Stock or the holders of Series D Preferred Stock are deemed to be entitled to a separate Series vote under California Corporations Code Section 903 or otherwise with respect to any matter (except, in the case of the Series D-1 Preferred Stock, with respect to amending, altering or repealing Article III(B)(3)(e)(iv) or Article III(B)(5)(a)(v) of the Restated Articles, as such may be amended from time to time) (a “Required Separate Series Vote”), a preliminary vote shall be taken with respect to such actions whereby the holders of Series D Preferred Stock and the holders of Series D-1 Preferred Stock shall vote together as a single class (the “Preliminary Vote”). Provided that the holders of 72% of the outstanding Series D Preferred Stock and Series D-1 Preferred Stock vote in the same manner (either in favor or against) in the Preliminary Vote, for purposes of the Required Separate Series Vote, each holder of Series D-1 Preferred Stock and/or Series D Preferred Stock, as the case may be, agrees to vote all shares held by such holder (or consent pursuant to an action by written consent of the stockholders) in the same manner in which 72% of the outstanding Series D Preferred Stock and Series D-1 Preferred Stock voted in the Preliminary Vote.
               2.5 No Impairment. The Company agrees to use its best efforts to ensure that the rights granted hereunder are effective and that the parties hereto enjoy the benefits thereof. Such actions include, without limitation, the use of the Company’s best efforts to cause the nomination and election of the directors as provided above. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all of the provisions of this Agreement and in the taking of all such actions as may be necessary, appropriate or reasonably requested by the holders of a majority of the outstanding voting capital stock held by the parties hereto (assuming conversion of all outstanding securities) in order to protect the rights of the parties hereunder against impairment.
          3. Drag Along Right.
               3.1 Definitions.
                    (a) For purposes of this Section 3, “Company Sale” shall mean the sale, conveyance, or disposition of all or substantially all of the Company’s property or business, or merger into or consolidation with, any other entity (other than a wholly-owned subsidiary corporation) or any transaction or series of related transactions in which either (i) more than fifty percent (50%) of the voting power of the Company is transferred, or (ii) the shareholders of the Company immediately prior to such transaction or series of related transactions own less than fifty percent (50%) of the outstanding voting power of the Company immediately after such transaction or series of related transactions, excluding any consolidation or merger effected exclusively to change the domicile of the Company.
                    (b) For purposes of this Section 3, “Qualifying Conditions” shall mean the following:
                         (i) the net proceeds of the Company Sale are to be paid in the same form of consideration to all shareholders entitled to receive the same;

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                         (ii) such net proceeds or consideration are to be distributed or paid to shareholders of the Company in accordance with the Restated Articles; and
                         (iii) other than the portion of the net proceeds or consideration placed in escrow (which shall be shared pro rata among the Company’s shareholders, in proportion to the net proceeds or consideration received by each shareholder and capped at the amount of net proceeds or consideration actually received by each shareholder), the shareholders shall have no liability for indemnification or otherwise to the acquirer of the Company or any other person in connection with the Company Sale.
                    (c) For purposes of this Section 3, “Requisite Shareholders” shall mean the holders of at least (i) a majority of the outstanding shares of Common Stock, (ii) a majority of the outstanding shares of Preferred Stock and (iii) seventy-two percent (72%) of the outstanding shares of Series D Preferred Stock and Series D-1 Preferred Stock, voting together as a single series.
               3.2 Agreement to Vote in Favor or Tender Shares. If the Requisite Shareholders and at least a majority of the members of the Company’s Board of Directors approve of a Company Sale in which all of the Qualifying Conditions are met, the Investors and the Shareholders (the “Holders”) shall agree to vote (in person, by proxy or by action by written consent, as applicable) all shares of capital stock of the Company held by each such Holder in favor of such Company Sale and approval of the terms thereof and in opposition of any and all other proposals that are intended, or could reasonably be expected, to delay, prevent, impair, interfere with, postpone or adversely affect the ability of the Company to consummate such Company Sale. If the Company Sale is structured as a (i) merger, or consolidation of the Company, or a sale of all or substantially all of the Company’s assets, each Holder shall waive any dissenters’ rights, appraisal rights or similar rights in connection with such merger, consolidation or asset sale or (ii) sale of the stock of the Company, each Holder agrees to sell promptly all shares of capital stock of the Company held by such Holder or under the Holder’s control (or in the event that the Requisite Shareholders are selling fewer than all of their shares of the capital stock of the Company, shares in the same proportion as the Requisite Shareholders are selling) to the person to whom the Requisite Shareholders propose to sell their shares, for the same per-share consideration in accordance with the provisions of the Restated Articles and on the same terms and conditions as the Requisite Shareholders.
          4. Termination.
               4.1 Termination Events. This Agreement shall terminate and be of no further force or effect upon the issuance of securities by the Company pursuant to a bona fide, firmly underwritten public offering of shares of Common Stock, registered under the Securities Act of 1933, as amended, which triggers an automatic conversion of the Preferred Stock under the Company’s Restated Articles.
               4.2 Removal of Legend. At any time after the termination of this Agreement in accordance with Section 4.1, any holder of a stock certificate legended pursuant to Section 2.3 may surrender such certificate to the Company for removal of the legend, and the Company will duly reissue a new certificate without the legend.

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          5. Miscellaneous.
               5.1 Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.
               5.2 Entire Agreement; Amendments. This Agreement and the documents referred to herein (including the schedules and exhibits hereto and thereto) constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof. This Agreement and any term hereof may be amended, waived, discharged or terminated by a written instrument signed by (i) the Company, (ii) Shareholders holding at least a majority of the shares of capital stock, including shares of capital stock issuable or issued upon exercise of any option, warrant or other security or right of any kind convertible into or exchangeable for shares of capital stock, held by all Shareholders collectively, (iii) holders of at least a majority of the shares of the Series A Preferred Stock, (iv) the holders of at least 66 2/3% of the shares of the Series B Preferred Stock, (v) holders of at least a majority of the shares of the Series C Preferred Stock and (vi) holders of at least 72% of the shares of the Series D Preferred Stock and Series D-1 Preferred Stock, voting together as a single class. Notwithstanding the foregoing, (a) the provisions of Section 1.1(a)(i) may be amended and the observance of any term thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of NEA, (c) the provisions of Section 1.1(a)(ii) may be amended and the observance of any term thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of Sienna Limited Partnership III, L.P., (d) the provisions of Section 1.1(b) may be amended and the observance of any term thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of GlobeSpan, (e) the provisions of Section 1.1(c) may be amended and the observance of any term thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of BAVP, (f) the provisions of Section 1.1(d)(i) may be amended and the observance of any term thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of Granite Global Ventures II L.P., (g) the provisions of Section 1.1(e) and Sections 1.2, 1.3, 2.2, 2.5, 3.1, 4 and 5 (only to the extent that such amendment or waiver affects the New Shareholders in a manner different than the Existing Shareholders or the Investors) may be amended and the observance of any term thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the holders of a majority of the then outstanding shares of Special Junior Preferred Stock held by the New Shareholders, and (h) the provisions of Sections 1.1(d)(ii), 1.4(a)(iv), 1.4(b)(ii), 2.4, 3, 5.2(h) and 5.13 may be amended or terminated and the observance of any term thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of Time Warner. Any amendment or waiver effected in accordance with this Section 5.2 shall be binding upon the Company, the Shareholders and the Investors, and each of their respective successors and assigns.

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               5.3 Notices. All notices and other communications required or permitted hereunder shall be effective upon receipt, shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by facsimile transmission, by hand or by messenger, addressed:
                    (a) if to an Existing Shareholder or an Investor, to the address or fax number listed after such Existing Shareholder’s or Investor’s name on Exhibit A or Exhibit B attached hereto as or at such other address as such Existing Shareholder or Investor shall have furnished to the Company.
                    (b) if to a New Shareholder, to the address or fax number listed after such New Shareholder’s name on Exhibit C attached hereto, or at such other address as such New Shareholder shall have furnished to the Company with a copy (which shall not constitute notice) to:

Wilmer, Cutler, Pickering, Hale and Dorr, LLP
1117 California Street
Palo Alto, CA 94304
Attention: Rod Howard, Esq. and Joseph K. Wyatt, Esq.
Fax Number: (650) 858-6100

(c)	if to the Company, to:

Glu Mobile Inc.
1800 Gateway Drive, Suite 200
San Mateo, CA 94404
Attn: President
Fax: (650) 571-5698
or at such other address as the Company shall have furnished to the Investors, with a copy to:

Fenwick & West LLP
Silicon Valley Center
801 California St.
Mountain View, California 94041
Attn: Mark Stevens, Esq.
Fax: (650) 938-5200
               Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when received if delivered personally or by messenger, if sent by facsimile, the first business day after the date of confirmation that the facsimile has been successfully transmitted to the facsimile number for the party notified, or, if sent by mail, at the earlier of its receipt or seventy-two (72) hours after the same has been deposited in a regularly maintained receptacle for deposit of United States mail, addressed and mailed as aforesaid.

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               5.4 Severability. In the event any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect, with such provision being replaced with an enforceable provision closest in intent and economic effect to the severed provision; provided, however, that no such severability shall be effective if it materially changes the economic benefit of any party to this Agreement.
               5.5 Governing Law. This Agreement shall be governed in all respects by the laws of the State of California as such laws are applied to agreements between or among California residents entered into and to be performed entirely within California.
               5.6 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, and all of which together shall constitute one instrument.
               5.7 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.
               5.8 Specific Performance. The parties hereto hereby declare that it is impossible to measure in money the damages which will accrue to a party hereto or to their heirs, personal representatives, or assigns by reason of a failure to perform any of the obligations under this Agreement and agree that the terms of this Agreement shall be specifically enforceable. If any party hereto or his heirs, personal representatives, or assigns institutes any action or proceeding to specifically enforce the provisions hereof, any person against whom such action or proceeding is brought hereby waives the claim or defense therein that such party or such personal representative has an adequate remedy at law, and such person shall not offer in any such action or proceeding the claim or defense that such remedy at law exists.
               5.9 Attorneys’ Fees. If any legal action is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney’s fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.
               5.10 Aggregation of Stock. For the purpose of determining the availability of any rights hereunder, any shares of Preferred Stock or Common Stock into which such Preferred Stock is converted held by entities which control, are controlled by or are under common control with another entity, shall be aggregated.
               5.11 No Liability for Election of Recommended Directors. Neither the Company, the Shareholders, the Investors, nor any officer, director, shareholder, partner, employee or agent of any such party, makes any representation or warranty as to the fitness or competence of the nominee of any party hereunder to serve on the Company’s Board of Directors by virtue of such party’s execution of this Agreement or by the act of such party in voting for such nominee pursuant to this Agreement.
               5.12 Additional Shareholders. The provisions of Section 5.2 notwithstanding, any person approved by a majority of the Company’s Board of Directors to

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become a party to this Agreement (which approval shall be indicated by the Company’s countersignature of an Instrument of Adherence (as defined below) executed by such person, whereupon such Instrument of Adherence shall become a part of this Agreement), (i) that is not already a party to this Agreement as a “Shareholder,” (ii) that owns, purchases or acquires shares of Common Stock or the right to purchase shares of Common Stock, and (iii) that executes an Instrument of Adherence in the form of Exhibit D attached hereto (an “Instrument of Adherence”), (A) shall become a “Shareholder” party to this Agreement, shall become entitled to all of the benefits that inure or apply to “Shareholders” under this Agreement, shall become bound by all of the terms, provisions, restrictions and limitations that apply to “Shareholders” under this Agreement and shall be treated as a “Shareholder” for all purposes of this Agreement and (B) in the event such Person owns, purchase or acquires shares of Special Junior Preferred Stock or the right to purchase shares of Special Junior Preferred Stock, shall become a “New Shareholder” party to this Agreement, shall become entitled to all of the benefits that inure or apply to “New Shareholders” under this Agreement, shall become bound by all of the terms, provisions, restrictions and limitations that apply to “New Shareholders” under this Agreement and shall be treated as a “New Shareholder” for all purposes of this Agreement. It is hereby understood and agreed that such person may become a “Shareholder” party, and a “New Shareholder” party, if applicable, to this Agreement without having to obtain the signature, consent, approval or permission of any of the parties hereto other than the Company.
               5.13 Acknowledgement Concerning Corporate Opportunities. The parties hereto acknowledge and agree to the provisions relating to corporate opportunities set forth in Section 3 of the Time Warner Agreement as if those provisions were set forth in full herein.
               5.14 Original Agreement. The Original Agreement and all predecessors thereto are hereby amended and restated in each of their entireties and each shall be of no further force or effect.
[SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

GLU MOBILE INC.

By:	/s/ L. Gregory Ballard
L. Gregory Ballard,
Its:	President and Chief Executive Officer

Address:	1800 Gateway Drive, Suite 200
San Mateo, CA 94404
SIGNATURE PAGE TO THE AMENDED AND RESTATED VOTING AGREEMENT

SHAREHOLDERS:

/s/ L. Gregory Ballard

L. Gregory Ballard

Address:	c/o Glu Mobile Inc.
1800 Gateway Drive, Suite 200
San Mateo, CA 94404

/s/ L. Gregory Ballard

L. Gregory Ballard as custodian for Marka Helen Ballard under the California Uniform Transfers to Minors Act

Address:	1052 Edgewood Rd.
Redwood City, CA 94062

/s/ L. Gregory Ballard

L. Gregory Ballard as custodian forJohn Gregory Ballard under the California Uniform Transfers to Minors Act

Address:	1052 Edgewood Rd.
Redwood City, CA 94062

/s/ Paul Zuzelo

Paul Zuzelo

Address:	c/o Glu Mobile Inc.
1800 Gateway Drive, Suite 200
San Mateo, CA 94404
SIGNATURE PAGE TO THE AMENDED AND RESTATED VOTING AGREEMENT

SHAREHOLDERS:

Scott Orr

Address:	969-G Edgewater Blvd., #310
Foster City, CA 94404
SIGNATURE PAGE TO THE AMENDED AND RESTATED VOTING AGREEMENT

SHAREHOLDERS:

/s/ Shukri Shammas

Shukri Shammas

Address:	76 Sloan Street,
London SW1X 9SF

/s/ Kristian Segerstrale

Kristian Segerstrale

Address:	Flat 74
60 Vaux Hall Bridge Rd,
London SWIV 2RD

/s/ Sami Lababidi

Sami Lababidi

Address:	35 Wynnstay Gardens,
London W8 6UT

/s/ Sebastien Vincent

Sebastien Vincent

Address:	Top Flat,
51 Perham Road,
London W14 9SP

Upton Corporation

By:
Its:
Title:

Address:	c/o JP Morgan
8 Rue de la Confederation,
PO Box 516
Geneva 1211 Switzerland
SIGNATURE PAGE TO THE AMENDED AND RESTATED VOTING AGREEMENT

Amplefuture Limited

By:
Its:
Title:

/s/ Tareq Naqib

Tareq Naqib

/s/ Tommy Chuang

Tommy Chuang

/s/ Martin Frost

Martin Frost

/s/ Stephan Ansari

Stephan Ansari

/s/ Sebastien de Halleux

Sebastien de Halleux

Kim Daniel Arthur

/s/ Joumana Naqib

Joumana Naqib
SIGNATURE PAGE TO THE AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

NEW ENTERPRISE ASSOCIATES 10, L.P.

By:	NEA Partners 10, L.P.
Its:	General Partner

By:	/s/ Eugene A. Trainor, III

Name:	Eugene A. Trainor, III

Its:	Administrative General Partner & Chief Operating Officer

Address:	2490 Sand Hill Road
Menlo Park, CA 94025
Fax:	(650) 854-9397

NEA VENTURES 2001, L.P.

By:	NEA Ventures 2001, L.P.
Its:	General Partner

By:	/s/ Pamela J. Clark

Name:	Pamela J. Clark

Its:	General Partner

Address:	2490 Sand Hill Road
Menlo Park, CA 94025
Fax:	(650) 854-9397
SIGNATURE PAGE TO THE AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

SIENNA LIMITED PARTNERSHIP III, L.P.

By:	Sienna Associates III, L.L.C.
Its:	General Partner

By:	/s/ Daniel L. Skaff
Daniel L. Skaff, Managing Member

Address:	2330 Marinship Way, Suite 130
Sausalito, CA 94965
Fax:	(415) 339-2808
SIGNATURE PAGE TO THE AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

GRANITE GLOBAL VENTURES II L.P.

By:	Granite Global Ventures II L.L.C., its General Partner

By:	/s/ Hany Nada
Name:	Hany Nada
Its:	Managing Director

Address:	c/o Granite Global Ventures
2494 Sand Hill Road
Suite 100
Menlo Park, CA 94025
Fax:	(650) 475-2151

GGV II ENTREPRENEURS FUND L.P.

By:	Granite Global Ventures II L.L.C., its General Partner

By:	/s/ Hany Nada
Name:	Hany Nada
Its:	Managing Director

Address:	c/o Granite Global Ventures
2494 Sand Hill Road
Suite 100
Menlo Park, CA 94025
Fax:	(650) 475-2151
SIGNATURE PAGE TO THE AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

BAVP, L.P.

By:	BA Venture Partners VI, LLC
Its:	General Partner

By:	/s/ Rory O’Driscoll

Name:	Rory O’Driscoll

Its:	Managing Member

Address:	950 Tower Lane, Suite 700
Foster City, CA 94404
Attn: Sharon Wienbar
Fax:	(650) 378-6040
SIGNATURE PAGE TO THE AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

JAFCO AMERICA TECHNOLOGY FUND III, LP
JAFCO AMERICA TECHNOLOGY CAYMAN FUND III, LP
JAFCO USIT FUND III, LP
JAFCO AMERICA TECHNOLOGY AFFILIATES FUND III, LP

By:	/s/ Barry J. Schiffman
Barry J. Schiffman
Managing Member
JAV Management Associates III, L.L.C.
Its General Partner

Address:	300 Hamilton Avenue Top Floor
Palo Alto, CA 94301
Attn: Barry Schiffman
Fax:	(650) 328-2818

GLOBESPAN CAPITAL PARTNERS IV, L.P.
GCP IV AFFILIATES FUND, L.P.
JAFCO GLOBESPAN USIT IV, L.P.

By:	Globespan Management Associates IV, L.P., its sole General Partner
By:	Globespan Management Associates IV, LLC, its sole General Partner

By:	/s/ Barry J. Schiffman
Barry J. Schiffman
Member

Address:	300 Hamilton Avenue Top Floor
Palo Alto, CA 94301
Attn: Barry Schiffman
Fax:	(650) 328-2818
SIGNATURE PAGE TO THE AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

GLOBESPAN CAPITAL PARTNERS (CAYMAN) IV, L.P.

By:	Globespan Management Associates (Cayman) IV, L.P., its sole General Partner
By:	Globespan Management Associates IV, LLC, its sole General Partner

By:	/s/ Barry J. Schiffman
Barry J. Schiffman
Member

Address:	300 Hamilton Avenue Top Floor
Palo Alto, CA 94301
Attn: Barry Schiffman
Fax:	(650) 328-2818

GLOBESPAN CAPITAL PARTNERS IV GmbH & Co. KG

By:	Globespan Management Associates IV, GmbH
its General Partner

By:	/s/ Barry J. Schiffman
Barry J. Schiffman
Managing Director

Address:	300 Hamilton Avenue Top Floor
Palo Alto, CA 94301
Attn: Barry Schiffman
Fax:	(650) 328-2818
SIGNATURE PAGE TO THE AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

TWI GLU MOBILE HOLDINGS INC.

By:	/s/ Rachel Lam
Rachel Lam, Vice President

Address:	c/o Time Warner Investments
One Time Warner Center
New York, NY 10019
Fax:	(212) 484-7265
SIGNATURE PAGE TO THE AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

/s/ Amy Francetic

Amy Francetic
SIGNATURE PAGE TO THE AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

Moran Family 2003 Revocable Trust

/s/ Richard A. Moran

Richard A. Moran, Principal
SIGNATURE PAGE TO THE AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

CLEF, LP

By:	Clef General Partner, LLC
its General Partner

By:

Howard Fischer, sole member
SIGNATURE PAGE TO THE AMENDED AND RESTATED VOTING AGREEMENT

PINNACLE VENTURES I-A (Q), L.P.
PINNACLE VENTURES I-B, L.P.
PINNACLE VENTURES I AFFILIATES, L.P.
By:	Pinnacle Ventures Management I, L.L.C., their general partner

By:
Name:	Robert N. Savoie
Title:	Chief Financial Officer

PINNACLE VENTURES II-B, L.P.
PINNACLE VENTURES II-C, L.P.
PINNACLE VENTURES II-R, L.P.
By:	Pinnacle Ventures Management II, L.L.C., their general partner

By:
Name:	Robert N. Savoie
Title:	Chief Financial Officer
SIGNATURE PAGE TO THE AMENDED AND RESTATED VOTING AGREEMENT

NEW SHAREHOLDERS
(former iFone Shareholders):

/s/ Denis Guyennot

Denis Guyennot

Address:	Les Hauts de Vaugreniers
7, Allee du Suquet
6270
Villeneuve-Loubet
France

/s/ David Ward

David Ward

Address:	The Old Farm
Hill Top Drive
Hale, Cheshire
WA140JN UK

/s/ David Bates

David Bates

Address:	PO Box 5
208a Telegraph Road
Heswall, Wirral
CH60 0FW UK

/s/ Morgan O’Rahilly

Morgan O’Rahilly

Address:	The Coach House
School Lane
Woolton, Liverpool
L25 7UD UK
SIGNATURE PAGE TO THE AMENDED AND RESTATED VOTING AGREEMENT

NEW SHAREHOLDERS
(former iFone Shareholders):

LOLA, A SOCIETE ANONYME MONEGASQUE

By:	/s/ Denis Guyennot

Name:	Denis Guyennot

Its:	President Délegé

Address:	Palais de la Scala
1 Avenue Henry Dunant
MC 98000 Monaco

THE BUCKINGHAM TRUST

By:	/s/ Illegible

Name:	Illegible

Its:	Director of Corporate Trustee

Address:	Trustees of the Buckingham Trust
Marlborough Trust Company Ltd
PO Box 19, Farnley House,
La Charroterie,
St Peter Port, Guernsey GY1 3AJ
Channel Islands UK
SIGNATURE PAGE TO THE AMENDED AND RESTATED VOTING AGREEMENT

EXHIBIT A
Existing Shareholders
L. GREGORY BALLARD
c/o Glu Mobile Inc.
1800 Gateway Drive, Suite 200
San Mateo, CA 94404
SCOTT ORR
969-G Edgewater Blvd., #310
Foster City, CA 94404
KEITH ORR
PAUL ZUZELO
c/o Glu Mobile Inc.
1800 Gateway Drive, Suite 200
San Mateo, CA 94404
SHUKRI SHAMMAS
76 Sloan Street
London SW1X 9SF
KRISTIAN SEGERSTRALE
Flat 74
60 Vaux Hall Bridge Rd
London SWIV 2RD
SAMI LABABIDI
35 Wynnstay Gardens
London W8 6UT
SEBASTIEN VINCENT
Top Flat
51 Perham Road
London W14 9SP
UPTON CORPORATION
c/o JP Morgan
8 Rue de la Confederation,
PO Box 516
Geneva 1211 Switzerland

EXHIBIT A
Existing Shareholders
(continued)
AMPLEFUTURE LIMITED
Caleraco
1 Regent St.
SW14 4NW
TAREQ NAQIB
Flat 3, 14 Elvaston Place
London SW7 5QF
TOMMY CHUANG
512 Regent Court
29A Wrights Lane
London W8 5SJ
MARTIN FROST
125 Cantebury Road
Morden
Surrey
SM4 6QJ
STEPHAN ANSARI
Flat 12
27 — 29 Collingham Rd
London SWS ONU
KIM DANIEL ARTHUR
Flat 19
46 Penywern Rd
SW5 85X
SEBASTIEN DE HALLEUX
20 Vereker Rd
London W14 9JS
JOUMANA NAQIB
Flat 3, 14 Elvaston Place
London
SW7 SQF

EXHIBIT A
Existing Shareholders
(continued)
DARREN BOLLAND
3 Londie Close
Raunds
North Hamptonshire NN56ST
HAN YONG YEO
2 Surrey
6th Floor
Singapore 30T142
MIKAEL SEGERSTRALE
Hattelmalantie 14B1E
00710 Helsinki
Finland
YING LIN
Top Flat
51 Perham Rd.
London W14 9SP
JOHN OZIMEK
26 St. Peters Court
99 Cephas St.
London E14AE
ROBERT WALKER
15 Thanet House
London CRO 1BH
KENNETH PEDERSEN
6 Glendower Place
Flat 11, South Kensington
SW7 3DP, London
DAVID POTAGES
Flat 5, 85 Holland Road
London W14 8HP

EXHIBIT A
Existing Shareholders
(continued)
XAVIER VINCENT
52 Rue Goni Peri
Appt 21
94200-IURYS/Seine
JORGEN MOLNA
5 Beaconsfield Terrace Road
London
W14 0PP, UK
LORNA ROBINSON
15 Franklin Sq.
Fulman, London
W14 9UU
MICHEL VINCENT
51 Rue de Noche Chonat
7500J Paris
BEN CARTER
28A Notting Hill
Gate, London
WH 3HX
PETHER SORLING
7 Third Avenue
W3 7RT London
CHRIS WHITE
Flat C
168 East Hill
London SW18 SHD
CHRISTOPHE LANCKSWEERT
24 Astwood Mews
South Kensington
London SW74DE
LUCAS GRANGE
85 Holland Road
London W14 8HP

EXHIBIT A
Existing Shareholders
(continued)
MAYRA SAN MARTIN
55 Pimlico Rd
London, England
SWLW 8NE
MICHELLE CHUANG
512 Regent Court
29A Wrights Lane
London W8 SSJ
NIGEL BIRKENSHAW
63e Bedford Road
London
SW4 7RH
PAUL SMITH
54 Grove Park Rd.
Cheswick
London, W435D
SILJE BREVIK
Basement Flat
5 Beaconsfield Terrace Road
London, W14 CPA
L. GREGORY BALLARD AS CUSTODIAN FOR JOHN GREGORY BALLARD
UNDER THE CALIFORNIA UNIFORM TRANSFERS TO MINORS ACT
1052 Edgewood Rd.
Redwood City, CA 94062
L. GREGORY BALLARD AS CUSTODIAN FOR MARKA HELEN BALLARD UNDER
THE CALIFORNIA UNIFORM TRANSFERS TO MINORS ACT
1052 Edgewood Rd.
Redwood City, CA 94062

EXHIBIT B
Investors
NEW ENTERPRISE ASSOCIATES 10, L.P.
2490 Sand Hill Road
Menlo Park, CA 94025
Fax: (650) 854-9397
NEA VENTURES 2001, L.P.
2490 Sand Hill Road
Menlo Park, CA 94025
Fax: (650) 854-9397
SIENNA LIMITED PARTNERSHIP III, L.P.
2330 Marinship Way, Suite 130
Sausalito, CA 94965
Fax: (415) 339-2808
PRESTON GATES & ELLIS INVESTMENT, L.L.C.
925 Fourth Avenue, Suite 2900
Seattle, WA 98104-1158
Fax: (206) 623-7022
SCOTT ORR
969-G Edgewater Blvd., #310
Foster City, CA 94404
WALTER H. SULLIVAN, III
4 Embarcadero Center Suite 1570
San Francisco, CA 94111-5994
Fax: (415) 392-1668
JAMES ALBERA
2860 16th Street
San Francisco, CA 94103

EXHIBIT B
Investors
(continued)
JAFCO AMERICA TECHNOLOGY FUND III, LP
JAFCO AMERICA TECHNOLOGY CAYMAN FUND III, LP
JAFO USIT FUND III, LP
JAFCO AMERICA TECHNOLOGY AFFILIATES FUND III, LP
GLOBESPAN CAPITAL PARTNERS IV, LP
GLOBESPAN CAPITAL PARTNERS (CAYMAN) IV, LP
JAFCO GLOBESPAN USIT IV, LP
GCP IV AFFILIATES FUND, L.P.
GLOBESPAN CAPITAL PARTNERS IV GMBH & CO. KG
300 Hamilton Avenue Top Floor
Palo Alto, CA 94301
Attn: Barry Schiffman
Fax: (650) 328-2818
BAVP, L.P.
950 Tower Lane, Suite 700
Foster City, CA 94404
Attn: Sharon Wienbar
Fax: (650) 378-6040
with a copy (which shall not constitute notice) to
Cooley Godward, LLP
3175 Hanover Street
Palo Alto, CA 94304-1130
Attn: James Fulton, Esq.
Fax: (650) 849-7400
NEW ENTERPRISE ASSOCIATES 10, L.P.
2490 Sand Hill Road
Menlo Park, CA 94025
Attn: Stewart Alsop
Fax: (650) 854-9397
SIENNA LIMITED PARTNERSHIP III, L.P.
2330 Marinship Way, Suite 130
Sausalito, CA 94965
Attn: Daniel Skaff
Fax: (415) 339-2808

EXHIBIT B
Investors
(continued)
GC&H INVESTMENTS, LLC
One Maritime Plaza
20th Floor
San Francisco, CA 94111-3580
Fax: 415-951-3699
GRANITE GLOBAL VENTURES II L.P.
GGV II ENTREPRENEURS FUND L.P.
c/o Granite Global Ventures
2494 Sand Hill Road
Suite 100
Menlo Park, CA 94025
Fax: (650) 475-2151
with a copy (which shall not constitute notice) to
Pillsbury Winthrop Shaw Pittman LLP
2475 Hanover Street
Palo Alto, CA 94304-1114
Attn: Allison Leopold Tilley, Esq.
Fax: (650) 233-4545
TWI GLU MOBILE HOLDINGS INC.
c/o Time Warner Investments
Time Warner Inc.
One Time Warner Center
New York, NY 10019
Attn: Managing Director
Fax: (212) 484-7265
with a copy (which shall not constitute notice) to
Time Warner Legal
One Time Warner Center
New York, NY 10019
Attn: General Counsel
Fax: (212) 484-7167
AMY FRANCETIC
1322 Deerpath Rd.
Lake Forest, IL 60045

EXHIBIT B
Investors
(continued)
MORAN FAMILY 2003 REVOCABLE TRUST
Richard A. Moran, Principal
316 Walnut Street
San Francisco, CA 94118
CLEF, LP
c/o Howard Fischer Associates International
1800 Kennedy Boulevard, 7th Floor
Philadelphia, PA. 19103
PINNACLE VENTURES I-A (Q), L.P.
PINNACLE VENTURES I-B, L.P.
PINNACLE VENTURES I AFFILIATES, L.P.
PINNACLE VENTURES II-B, L.P.
PINNACLE VENTURES II-C, L.P.
PINNACLE VENTURES II-R, L.P.
130 Lytton Avenue, Suite 220
Palo Alto, CA 94301

EXHIBIT C
Former iFone Shareholders
DENIS GUYENNOT
Les Hauts de Vaugreniers
7, Allee du Suquet
6270
Villeneuve-Loubet
France
LOLA, A SOCIETE ANONYME MONEGASQUE
Palais de la Scala
1 Avenue Henry Dunant
MC 98000 Monaco
DAVID WARD
The Old Farm
Hill Top Drive
Hale, Cheshire
WA14 0JN UK
DAVID BATES
PO Box 5
208a Telegraph Road
Heswall, Wirral
CH60 0FW UK
MORGAN O’RAHILLY
The Coach House
School Lane
Woolton, Liverpool
L25 7UD UK
THE BUCKINGHAM TRUST
Trustees of the Buckingham Trust
Marlborough Trust Company Ltd
PO Box 19, Farnley House,
La Charroterie,
St Peter Port, Guernsey GY1 3AJ
Channel Islands UK

C-1

EXHIBIT D
Instrument of Adherence
     Reference is made to that certain Amended and Restated Voting Agreement dated as of March 29, 2006, a copy of which is attached hereto (as amended and in effect from time to time, the “Voting Agreement”), among Glu Mobile Inc., a California corporation formerly known as Sorrent, Inc. (the “Company”), and certain of its shareholders. Capitalized terms used herein without definition shall have the respective meanings ascribed thereto in the Voting Agreement.
     The undersigned,                                         , in connection with his/her/its ownership of                                  shares of the Company’s capital stock, or the right to purchase such shares, (the “Shares”) hereby agrees that, from and after the date hereof, (i) the undersigned has become a “Shareholder” party to the Voting Agreement and is entitled to all of the benefits under, and is subject to all of the obligations, restrictions and limitations set forth in, the Voting Agreement that are applicable to the “Shareholders,” and (ii) all of such Shares are entitled to all of the benefits, and are subject to all of the obligations, restrictions, limitations, provisions and conditions, under the Voting Agreement that are applicable to the shares of Common Stock held or that may be acquired by the “Shareholders.” This Instrument of Adherence shall take effect and shall become a part of the Voting Agreement immediately upon execution.
     This Instrument of Adherence shall be binding upon and shall inure to the benefit of the respective successors, assigns, heirs, executors, administrators and legal representatives of the Company and the undersigned. This Instrument of Adherence may be executed in any number of counterparts, each of which when so executed and delivered will be deemed an original, and all of which together shall constitute one and the same instrument. Notices pursuant to the Voting Agreement shall be delivered to the undersigned at the address set forth below.
     Executed as of the date set forth below under the domestic substantive laws of the State of California without giving effect to any choice or conflict of law provision or rule that would cause the application of the domestic substantive laws of any other state.

Signature:

Address:

Date:

Accepted:

GLU MOBILE INC.

By:		Date:

Name:
Title: